Exhibit 32.1

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

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In connection with the Annual Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934 on Form 10-KSB of AmeriChip International Inc. (the "Company") for the period ended November 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Marc Walther, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 17, 2005

                                        /s/ Marc Walther
                                        ----------------
                                        Marc Walther, Chief Executive Officer